UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

SONIC SOLUTIONS
(Exact name of registrant as specified in its charter)

California	23190	93-0925818
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Rowland Way, Suite 110 Novato, CA	94945
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 893-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On June 10, 2008, Sonic Solutions (“Sonic”) issued a press release regarding its financial results for the fourth fiscal quarter and fiscal year ended March 31, 2008. A copy of the press release, dated June 10, 2008, is attached hereto as Exhibit 99.1.

Sonic completed its stock option review in February 2008 and has now filed all of its past quarterly and annual reports with the SEC. Sonic will conduct its combined 2006 and 2007 Annual Shareholder Meeting on Thursday June 12, 2008. After it holds its Combined Annual Shareholder Meeting, Sonic will have complied with all outstanding requirements from the Listing Qualifications Staff and Board of Directors of The NASDAQ Stock Market (as discussed in Sonic’s prior reports filed with the SEC).

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Press Release of Sonic Solutions dated June 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC SOLUTIONS

By:	/s/ David C. Habiger
Name: David C. Habiger Title: President and Chief Executive Officer (Principal Executive Officer)

Date: June 10, 2008